IMPAIRMENT AND IMPAIRMENT REVERSAL	12 Months Ended
Dec. 31, 2025
IMPAIRMENT AND IMPAIRMENT REVERSAL
IMPAIRMENT AND IMPAIRMENT REVERSAL

24.IMPAIRMENT AND IMPAIRMENT REVERSAL

Goodwill Impairment Tests

In the fourth quarter of 2025 and 2024, the Company performed the annual goodwill impairment test as required by IAS 36. The estimated recoverable amount of each CGU was calculated under the fair value less costs to dispose (“FVLCD”) basis and compared to the carrying amount. The estimated recoverable amounts were calculated by discounting the estimated future net cash flows over the estimated life of the mine and, in certain circumstances, by reference to comparable market transactions. No impairment losses were recorded during the years ended December 31, 2025 and 2024.

Key Assumptions

The determination of the recoverable amount within level 3 of the fair value hierarchy, includes the following key applicable assumptions:

●	Discount rates were based on each asset group’s weighted average cost of capital (“WACC”), of which the two main components are the cost of equity and the after-tax cost of debt. Cost of equity was calculated based on the capital asset pricing model, incorporating the risk-free rate of return based on local government marketable bond yields as at the valuation date, the Company’s beta coefficient adjustment to the market equity risk premium based on the volatility of the Company’s return in relation to that of a comparable market portfolio, plus a size premium and Company-specific risk factors for each mine or project. Cost of debt was determined by applying an appropriate market indication of the Company’s borrowing capabilities and the corporate income tax rate applicable to each asset group’s jurisdiction;
●	Gold price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;
●	Foreign exchange estimates are based on estimates that reflect the outlooks of major global financial institutions;
●	Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account management’s expected development plans;
●	Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization and ascribing anticipated economics to mineralization in cases where only limited economic study has been completed; and
●	Market participants may utilize a net asset value (“NAV”) multiple when companies trade at a market capitalization greater than the net present value (“NPV”) of their expected cash flows. The NAV multiple takes into account a variety of additional value factors such as the exploration potential of the mineral property to find and produce more metal than what is currently included in the cash flow model and the benefit of gold price optionality. The Company applied NAV multiples to the NPV of CGUs that it judged to be appropriate.

24.IMPAIRMENT AND IMPAIRMENT REVERSAL (Continued)

The range of key assumptions used in the impairment tests are summarized as set out below:

	2025	2024
Gold price per oz	$2,900 - $3,750	$2,050 - $2,500
WACC	6.5% - 9.3%	6.3% - 9.0%
NAV multiple	1.00x - 1.56x	1.00x - 1.58x
Foreign exchange rates	US$0.72:C$1.00 to US$0.75:C$1.00	US$0.74:C$1.00 to US$0.78:C$1.00
Inflation	2.0%	2.0%

Impairment Reversal

In 2023, the Company performed its annual goodwill test in respect of the Macassa CGU. The Macassa CGU carrying amount exceeded its estimated recoverable amount, and, accordingly, an impairment loss of $675.0 million was recognized, of which $420.9 million was allocated to reduce goodwill to nil with $254.1 million allocated to property, plant and mine development. In 2025, the Company identified indicators of impairment reversal driven by the effect of significant and sustained increase in the gold price which resulted in higher long-term gold price assumptions, and performed an impairment reversal assessment to determine the recoverable amount in respect of the Macassa CGU. As the Macassa CGU’s estimated recoverable amount exceeded the previous carrying amount less amortization that would have been recognized had the assets not been impaired in 2023, an impairment reversal of $229.0 million ($156.0 million net of tax) was recognized in the impairment reversal line item in the consolidated statements of income, with a corresponding increase in the value of the property, plant and mine development at Macassa.

The estimated recoverable amount in respect of the Macassa CGU as at December 31, 2025 was determined on the basis of FVLCD and calculated by discounting the estimated future net cash flows over the estimated life of the mine using a nominal discount rate of 6.10%. The recoverable amount calculation was based on an estimate of future production levels applying short-term gold prices of $3,500 to $4,300 per ounce and long-term gold prices of $3,100 per ounce (in real terms), an inflation rate of 2.0%, and capital and operating costs based on applicable life of mine plans.

This impairment reversal represents the full reversal of prior impairment allocated to property, plant and mine development, as adjusted for amortization. The discounted cash flow approach uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy. In 2024, the Company did not identify any indicators of impairment reversal on long-lived assets.